SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	December 21, 2007

MRU Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33073	33-0954381
(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 13th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 398-1780
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                        Entry into Material Definitive Agreement.

On December 21, 2007, MRU Funding SPV, Inc. (“MRU Funding”), a wholly-owned subsidiary of MRU Holdings, Inc. (the “Company”), entered into Amendment No. 6 (the “Amendment”) to that certain Amended and Restated Master Loan Agreement by and between MRU Funding and Merrill Lynch Bank USA, Inc. (“ML”), dated as of February 1, 2007, as amended by that certain Amendment No. 1, dated as of March 9, 2007, as further amended by Amendment No. 2, dated as of March 27, 2007, as further amended by Amendment No. 3, dated as of April 27, 2007, as further amended by Amendment No. 4, dated as of July 27, 2007, and as further amended by Amendment No. 5 dated as of September 28, 2007 (the “Credit Facility”).  The Amendment is effective as of December 24, 2007 (the “Effective Date”).  Among other things, the Amendment (i) extended the term of the Credit Facility until July 15, 2008 and (ii) established the commitment amount available under the Credit Facility as (a) $100,000,000 from the Effective Date through but not including January 2, 2008 and (b) $125,000,000 on and after January 2, 2008.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which will be attached as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2007 which the Company intends to file in February 2008.

In connection with the Amendment, on December 21, 2007, the Company issued ML a warrant (the “Warrant”) to purchase 200,000 shares (the “Shares”) of the Company’s common stock at a purchase price of $4.65 per share provided however that the Warrant will vest as to all Shares covered thereby on July 14, 2008 (the “Vesting Date”), if and only if the Credit Facility is extended, on or before the Vesting Date, for a minimum of one full year without any reduction in the commitment amount under the Credit Facility.  In the event the Credit Facility is not extended as provided above or, in connection with any such extension, the commitment amount is reduced, the Warrant will automatically expire and shall not be exercisable by ML.

Item 2.03                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 7.01                        Regulation FD Disclosure.

On December 21, 2007, the Company issued a press release attached hereto as Exhibit 99.1 in connection with entering into the Amendment.

The information under Item 7.01 in this Current Report on Form 8-K (the “Current Report”), including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this

Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing.

Item 9.01                        Financial Statements and Exhibits.

     (d)               Exhibits.

Exhibit No.	Description

99.1	Press release dated December 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRU HOLDINGS, INC.

December 26, 2007	By:	/s/ Vishal Garg
Name: Vishal Garg
Title: Chief Financial Officer